SUMMARY OF EARNINGS RESULTS Fourth Quarter 2018 We intend to invest in properties leased to blue chip tenants and/or companies with investment grade credit ratings. There is no guarantee all of our properties will be leased to blue chip tenants or companies with investment grade credit ratings. Blue chip companies are well-known and respected publicly traded companies that typically make up the Dow Jones or S&P 500 Index group of companies. Blue chip and investment grade descriptions are those of either tenants and/or guarantors with investment grade credit ratings or whose non-guarantor parent companies have investment grade credit ratings or, in management's belief, equivalent ratings. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY THE PROSPECTUS. THIS MATERIAL MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN 2Q’2017CAPITAL ESSENTIAL EARNINGS ASSET REIT CALL II, INC. PRESENTATION INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THISFOR PROGRAM FINANCIAL WILL BE ADVISORATTAINED. USE ONLY. NOT FOR INVESTOR USE. |

Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | President & Director Portfolio Update Michael Escalante | President & Director Financial Performance Review Javier Bitar | Chief Financial Officer Pending Merger Portfolio Information Michael Escalante | President & Director Questions & Answers Michael Escalante and Javier Bitar GRIFFIN CAPITAL 2

Introduction and Portfolio Characteristics Michael Escalante I President & Director

Portfolio Characteristics December 31, 2018 December 31, 2017 Total Capitalization (1) $1.25 billion $1.25 billion Total Acquisition Value $1.12 billion $1.12 billion Number of Properties 27 27 Number of Buildings 35 35 Size of Portfolio (square feet) 7.3 million 7.3 million Occupied/Leased (based on portfolio square feet) 100% 100% Percentage of Cash Flow from Investment Grade Tenants (2) 75.8% 82.7% Weighted Average Remaining Lease Term (Years) 9.3 10.3 Weighted Average Remaining Loan Maturity (Years) (3)(4) 7.6 3.5 Current Weighted Average Debt Rate (4)(5) 4.15% 3.13% (1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership II, L.P. and shares issued pursuant to the DRP, net of redemptions. (2) Investment grade designations are those of either tenants, non-guarantor parents and/or guarantors with investment grade or what management believes are generally equivalent ratings. The decrease in investment grade tenants is related to Wyndham becoming a sub-investment grade tenant during 2018, which contributes approximately 6.9% of NOI. (3) The weighted average remaining loan maturities for the Company's fixed-rate and variable-rate debt are 8.50 and 4.49 years, respectively. As of December 31, 2018, all interest rate swaps have matured. (4) The increase in the weighted average remaining loan maturity and current weighted average debt rate is a result of the BofA/KeyBank loan executed on April 27, 2018 and the amended and restated credit agreement executed on June 28, 2018. (5) The current weighted average debt rate excludes the effect of deferred financing costs. GRIFFIN CAPITAL 4

Portfolio Characteristics (cont’d) December 31, 2018 December 31, 2017 Weighted Average Annual Rent Increase (1) 2.4% 2.4% Total Real Estate, Net $1.1 billion $1.1 billion Total Assets $1.1 billion $1.2 billion Total Debt $0.5 billion $0.5 billion Total Equity Raised (including DRP), Net of Redemptions $0.8 billion $0.8 billion GCC Equity Commitment (2) $4.5 million $4.5 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 3.66 4.39 Interest Coverage (Quarter to Date) (4) 3.66 4.39 Debt to Total Capitalization 39.1% 38.9% Debt to Total Real Estate Acquisition Value 43.7% 43.2% NASAA (5) 73.4% 72.5% (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC (excluding DRP and OP shares). (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 13, 2019. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 13, 2019. (5) Limitation: No greater than 300% of net assets. Net assets, as defined by NASAA, is total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities. GRIFFIN CAPITAL 5

Portfolio Update Michael Escalante I President & Director

Portfolio Characteristics* National Diversification as of December 31, 2018 18 21 5 13 14 4 12 8 17 6 18 7 13 16 19 *Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. * Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. GRIFFIN CAPITAL 7

Portfolio Concentration As of December 31, 2018 Tenant Business Diversity Griffin Capital management makes a Consumer Services: 16.6% conscious effort to achieve (2) diversification by tenant industry as All Others: 5.0% Griffin Capital Essential Asset REIT II’s portfolio grows. As of December 31, Pharmaceuticals, Biotechnology Utilities: 13.3% 2018, our analysis segmented Griffin & Life Sciences: 3.7% Capital Essential Asset REIT II’s portfolio into 13 industry groups(1), the largest of Transportation: 4.1% which, Consumer Services, accounted for approximately 16.6% of net rental Consumer Durables and revenue. Apparel: 4.2% Energy: 5.3% Capital Goods: 13.3% Banks: 7.2% Technology Hardware & Retailing: 7.3% Equipment: 12.5% Diversified Financials: 7.5% (1) Based on the 2016 Global Industry Classification Standard (GICS). (2) Consists of revenue concentration by industry 3.5% or less as follows: Insurance (3.50%) and Automobiles & Components (1.50%). GRIFFIN CAPITAL 8

Portfolio Concentration As of December 31, 2018 GEOGRAPHIC DISTRIBUTION ASSET ALLOCATION (By % of Net Rent) (By % of Net Rent) Ohio: 12.8% Office: 76.5% All Others: 11.7% (1) Illinois: 11.3% North Carolina: 3.5% Oregon: 4.2% California: 11.2% Texas: 5.3% Alabama : 10.9% Nevada: 8.9% Arizona: 9.6% New Jersey: 10.6% Industrial: 23.5% (1) All others represent 3.0% or less of total net rent on an individual basis. GRIFFIN CAPITAL 9

Portfolio Concentration As of December 31, 2018 CREDIT CONCENTRATION (By % of Net Rent) (1) Investment Grade: 75.8% Sub-Investment Grade: 24.2% (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. GRIFFIN CAPITAL 10

Strong Tenant Profile - Top 10 Tenants As of December 31, 2018 Top Tenants % of Portfolio(1) Ratings (2) 10.9% A- 7.5% A2(3) 7.3% AA- 7.2%(4) A+(5) 6.9% BB+(6) 6.1% BB+ 5.8% AA- (1) Based on net rental payment. (2) Represents S&P ratings of tenants, guarantors, or 5.5% BB non-guarantor parent entities, unless otherwise noted. (3) Represents Moody’s Rating. 5.3% IG9(7) (4) Represents net rental revenue on the two Bank of America properties. 4.2% AA- (5) Represents Fitch Rating. (6) Represents Egan-Jones Rating. (7) Represents Bloomberg Rating. TOTAL 66.7% GRIFFIN CAPITAL 11

Net Asset Value As of December 31, 2018 Set forth below are the components of our daily NAV as of December 31, 2018 and September 30, 2018 calculated in accordance with our valuation procedures (in thousands, except share and per share amounts)(1): As of December 31, 2018 As of September 30, 2018 Gross Real Estate Asset Value $ 1,229,797 $ 1,225,400 Other Assets, net 7,131 11,567 Mortgage Debt (490,055) (490,055) NAV $ 746,873 $ 746,912 Total Shares Outstanding 77,669,752 77,620,432 NAV per share (2) $ 9.62 $ 9.62 (1) For additional detail on assumptions used and risk factors associated with our daily NAV, see our Form 10-K filed on March 9, 2018 and our Form 10-Q filed on November 9, 2018. (2) Our NAV per share as of December 31, 2018 was as follows: $9.69 for Classes T and S, $9.67 for Class D, $9.68 for Class I, and $9.62 for each of Classes A, AA, and AAA. Our NAV per share as of September 30, 2018 was as follows: $9.68 for Classes T and S, $9.67 for Classes D and I, and $9.62 for each of Classes A, AA, and AAA. Each class of shares may have a different NAV per share because certain expenses and fees differ with respect to each share class. GRIFFIN CAPITAL 12

Financial Performance Review Javier Bitar I Chief Financial Officer

Financial Performance (dollars in thousands, except per share amounts) Year Ended December 31, Three Months Ended December 31, 2018 2017 2018 2017 Total Revenue $ 106,394 $ 107,381 $ 26,595 $ 27,514 Net Income Attributable to Common Stockholders $ (3,281) $ 11,116 $ (2,851) $ 1,531 Net Income Attributable to Common Stockholders Per Share, Basic and Diluted $ (0.04) $ 0.15 $ (0.03) $ 0.03 Adjusted EBIDTA (per unsecured credit facility agreement) (1) $ 68,435 $ 62,334 $ 17,529 $ 16,215 FFO (2) $ 41,308 $ 55,058 $ 8,407 $ 12,768 AFFO (3) $ 36,966 $ 41,237 $ 8,436 $ 10,282 Distributions: (4) Cash Distributions $ 22,709 $ 19,427 $ 7,211 $ 4,990 Distribution Reinvestment Plan (DRP) 19,998 22,208 3,576 5,662 Total Distributions $ 42,707 $ 41,635 $ 10,787 $ 10,652 (1) See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 13, 2019. (2) FFO reflects distributions paid to noncontrolling interests. (3) Beginning with the three months ended March 31, 2018, the Company is using Adjusted Funds from Operations (“AFFO”) as a non-GAAP financial measure to evaluate the Company's operating performance. The Company previously used Modified Funds from Operations as a non-GAAP measure of operating performance. See reconciliation of AFFO in the earnings release filed on March 13, 2019. No adjustments were required to the prior periods for this change. (4) Represents distributions paid and declared to common stockholders only. GRIFFIN CAPITAL 14

Performance Report As of December 31, 2018 Cumulative Total Return as of December 31, 2018 (%)¹ Share Class/ Since Commencement of Follow-On Offering Index Ticker Year Ended December 31, 2018 September 20, 2017 Class T2 ZGEATX 6.34% 8.65% Class S2 ZGEASX 6.46 8.66 Class D ZGEADX 7.04 9.48 Class I ZGEAIX 7.41 9.94 Class A3 ZGEAAX 6.77 9.21 Class AA3 ZGEAQX 6.88 9.33 Class AAA3 ZGEAPX 6.78 9.22 FTSE NAREIT Equity REITs Index TR (4) (5) (4.62) (3.30) (1) All returns assume reinvestment of distributions pursuant to the REIT’s distribution reinvestment plan and assume shares are purchased at the net asset value per share at the beginning of the applicable period. Historical returns do not guarantee future results. (2) Returns for Class T and S shares use a load-waived share and do not reflect applicable selling commissions of up to 3.0% and 3.5% of the purchase price for Class T and S shares, respectively, and dealer manager fees of up to 0.5% of the purchase price for Class T shares. (3) The REIT previously offered Class A, T, and I shares in its initial public offering, the primary portion of which terminated January 20, 2017. On September 20, 2017, the REIT commenced its follow-on offering and Class T and Class I shares sold in the IPO were reclassified as "Class AA" and "Class AAA", respectively. Currently, Class A, AA, and AAA shares are only sold pursuant to the REIT's distribution reinvestment plan. (4) An investment cannot be made directly in an index, which is unmanaged and has returns that do not reflect any trading, management, or other costs. (5) The FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. (Source: Bloomberg). GRIFFIN CAPITAL 15

Debt Maturity Schedule (including effect of interest rate swap) As of December 31, 2018 (dollars in thousands) Statistics Fixed(1) Floating(2) Total Amount $ 376,970 $ 113,085 $ 490,055 Percentage 77% 23% 100% W.A. Term Remaining (Yrs) 8.50 4.49 7.57 W.A. Interest Rate (%) 4.30% 3.65% 4.15% $280,000 (5) $260,000 $250,000 $240,000 $220,000 ) s d n $200,000 a s u o $180,000 h T ( $160,000 (4) $140,000 $126,970 (3) $120,000 $113,085 $100,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 (1) Represents the AIG loan of $127.0 million and BAML loan of $250.0 million. As of December 31, 2018, all interest rate swaps have matured. (2) Represents the unhedged balance of the Unsecured Credit Facility. The spread as of December 31, 2018 is 1.25% for the Term Loan and 1.30% for the Revolving Credit Facility. (3) Represents the Unsecured Credit Facility, assuming the one-year extension is exercised upon maturity. (4) Represents the AIG loan. (5) Represents the BAML/ Keybank Loan. 10 year interest only, fixed at 4.315%. GRIFFIN CAPITAL 16

Pending Merger Portfolio Information Michael Escalante I President & Director

Portfolio Characteristics- Pro Forma As of December 31, 2018 EA EA II Combined Total Capitalization (1) $3.5 billion $1.2 billion $4.7 billion Acquisition Value $3.0 billion $1.1 billion $4.1 billion Number of Properties 74 27 101 Number of Buildings 89 35 124 Size of Portfolio (square feet) 19.9 million 7.3 million 27.2 million Occupied/Leased (based on portfolio square feet) 95.6%/96.5% 100%/100% 96.8%/97.5% Percentage of Cash Flow from Investment Grade Tenants (2) 61.4% 75.8% 65.3% Weighted Average Remaining Lease Term (Years) 6.6 9.3 7.3 Weighted Average Loan Maturity (Years) 4.6 7.6 6.5 Current weighted average lease yield (3) 7.1% 7.0% 7.0% Current weighted average debt rate (4) 3.8% 4.2% 3.8% (1) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus total equity raised and issued, including limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. Assuming the issuance of $25 million earn out at the merger date, the total capitalization would be $4.73 billion. (2) Investment grade designations are those of either tenants, non-guarantor parents and/or guarantors with investment grade or what management believes are generally equivalent ratings. (3) The current weighted average lease yield equals the sum of the aggregate lease payments from the Company's properties over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets. (4) The current weighted average debt rate includes the effects interest rate swaps and excludes the effect of deferred financing costs. GRIFFIN CAPITAL Pending Merger Subject to Approval By GCEAR Stockholders. 18

Portfolio Concentration- Pro Forma As of December 31, 2018 GEOGRAPHIC DISTRIBUTION INDUSTRY ALLOCATION (BY % OF NET RENT) (BY % OF NET RENT) California: 11.0% Capital Goods: 14.4% Texas: 10.7% Insurance: 8.5% All Others: 10.0% All Others: 16.9% Ohio: 10.2% Telecommunication Banks: 4.1% Services: 8.2% Software & Services: 4.4% Alabama: 2.9% Diversified Financials: 7.6% Illinois: 8.8% Utilities: 4.6% Florida: 3.6% North Carolina: 3.8% Consumer Durables & Apparel: 5.1% Consumer Services: 7.3% South Carolina: 3.8% Arizona: 8.7% Energy: 5.9% Health Care Equipment & Colorado: 6.1% Technology Hardware & New Jersey: 6.8% Services: 7.3% Georgia: 6.8% Equipment: 6.2% Retailing: 6.2% GRIFFIN CAPITAL Pending Merger Subject to Approval By GCEAR Stockholders. 19

Tenant Profile – Top 10 Tenants Pro Forma As of December 31, 2018 Top Tenants % of Portfolio(1) Ratings (2) (3) 4.0% BBB+ 3.4% A2(4) 3.2% IG9(5) 2.9% A- 2.8% BB 2.4% AA 2.4% BB- 2.4% HY1(5) (1) Based on net rental payment 12-months subsequent to December 31, 2018. (2) Represents S&P ratings of tenants, guarantors, 2.3% BB+ or non-guarantor parent entities, unless otherwise noted. (3) Represents the combined net rental 2.0% AA- revenue for the Atlanta, GA; West Chester, OH; and Houston, TX properties. (4) Represents Moody's rating. TOTAL 27.8% (5) Represents Bloomberg's rating. GRIFFIN CAPITAL Pending Merger Subject to Approval By GCEAR Stockholders. 20

Questions & Answers Michael Escalante I President & Director Javier Bitar I Chief Financial Officer